KRANE SHARES TRUST

KFA Dynamic Fixed Income ETF

KFA Large Cap Quality Dividend Index ETF

KFA Small Cap Quality Dividend Index ETF

Quadratic Interest Rate Volatility and Inflation Hedge ETF

(collectively, the “Funds”)

Supplement dated March 19, 2020 to the currently effective Summary Prospectus and

Statutory Prospectus, as each may be supplemented, for the Funds

This supplement provides new and additional information beyond that contained in the currently effective Summary Prospectus and Statutory Prospectus (each, a “Prospectus” and together, the “Prospectuses”) listed above and should be read in conjunction with the Prospectuses.

1.	In the section “Principal Risks” of each Fund’s Summary Prospectus and Statutory Prospectus, “Market Risk” is deleted in its entirety and replaced with the following:

Market Risk. The values of the Fund’s holdings could decline generally or could underperform other investments. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve, and/or other government actors could cause volatility in global financial markets, negative sentiment and higher levels of Fund redemptions, which could have a negative impact on the Fund and could result in losses. Geopolitical and other risks, including environmental and public health risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. Further, the Fund is susceptible to the risk that certain investments may be difficult or impossible to sell at a favorable time or price. Market developments may also cause the Fund’s investments to become less liquid and subject to erratic price movements. Such market developments may also cause the Fund to encounter difficulties in timely honoring redemptions, especially if market events cause an increased incidence of shareholder redemptions.

2.	In the section “Additional Information About the Funds - Investment Risks” of each Statutory Prospectus, “Market Risk” is deleted in its entirety and replaced with the following:

Market Risk. The values of the Fund’s holdings could decline generally or could underperform other investments. Market fluctuations could be caused by such factors as economic and political developments, changes in interest rates and perceived trends in securities prices. Recent developments in relations between the United States and its trading partners have heightened concerns of increased tariffs and restrictions on trade between the U.S. and other countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on the world’s export industry and a commensurately negative impact on financial markets. Different types of securities tend to go through cycles of outperformance and under-performance in comparison to the general securities markets. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally. Therefore, the Fund is susceptible to the risk that certain holdings may be difficult or impossible to sell at a favorable time or price.

Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund. The Federal Reserve and other domestic and foreign government agencies may attempt to stabilize the global economy. These actions may expose markets to heightened volatility and may reduce liquidity for certain Fund investments, causing the value of the Fund’s investments and share price to decline. To the extent that the Fund experiences high redemptions because of these actions, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and will lower the Fund’s performance.

Geopolitical risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. Similarly, environmental and public health risks, such as natural disasters or pandemics/epidemics, or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy. Epidemics and/or pandemics have and may further result in, among other things, closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of such epidemics and/or pandemics that may arise in the future, have the potential to affect the economies of many nations, individual companies and the global securities and commodities markets, including liquidity, in ways that cannot necessarily be foreseen at the present time. The impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the recent coronavirus outbreak may exacerbate other preexisting political, social and economic risks in certain countries. The impact of the outbreak may be short term or may last for an extended period of time and may have material adverse impacts on a Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.